UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                  March 30, 2004

                              HOLLYWOOD MEDIA CORP.
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           FLORIDA                     0-22908                   65-0385686
----------------------------  --------------------------  ----------------------
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)        (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

2255 GLADES ROAD, SUITE 221A, BOCA RATON, FLORIDA                  33431
-------------------------------------------------         ----------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

Registrant's telephone number, including area code            (561) 998-8000

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

    Hollywood Media reports that its registration statement on Form S-3 filed on March 12, 2004, as amended by Amendment No. 1 thereto filed on April 1, 2004, has been declared effective by the U.S. Securities and Exchange Commission. The registration statement covers resales by shareholders of up to an aggregate of
(i) 5,773,355 outstanding shares of common stock of Hollywood Media issued to purchasers in our February 2004 private offering (which private offering is described in Hollywood Media's Form 8-K report filed on February 17, 2004), and 407,546 other outstanding shares, and (ii) 1,732,006 shares of common stock issuable upon the exercise of warrants issued to the purchasers and the placement agent in the private offering.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

     The following exhibit is furnished in connection with the disclosure pursuant to Item 12 of this Form 8-K.

99.1 Press Release of Hollywood Media Corp. dated March 30, 2004 (Hollywood Media Reports 2003 Financial Results).

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is furnished pursuant to Item 12 of Form 8-K.

On March 30, 2004, we issued a press release announcing Hollywood Media's 2003 financial results. This information is furnished herewith as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 12 of this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HOLLYWOOD MEDIA CORP.


                                    By: /s/ Scott Gomez
                                        ----------------------------------------
                                        Scott Gomez
                                        Vice President of Finance and Accounting

Date:  April 5, 2004